Altegris/AACA Opportunistic Real Estate Fund

Class A Shares: RAAAX

Class C Shares: RAACX

Class I: RAAIX

a series of Northern Lights Fund Trust

Supplement dated June 5, 2025, to the Prospectus and
Statement of Additional Information dated April 30, 2025

The Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”) has approved the reorganization (the “Reorganization”) of the Altegris/AACA Opportunistic Real Estate Fund (the “Target Fund”) into the LDR Real Estate Value-Opportunity Fund, a series of the World Funds Trust (the “Acquiring Fund”), to be managed by LDR Capital Management, LLC the investment adviser of the Target Fund. A combined proxy statement/prospectus will be sent to each shareholder of record of the Target Funds. The closing of each Reorganization will be subject to approval by the Target Fund’s shareholders. The combined proxy statement/prospectus will describe in greater detail the Reorganization and the reasons that the Reorganization was approved by the Board, subject to shareholder approval. If approved by the Target Fund’s shareholders, the closing of the Reorganization is expected to occur as soon as reasonably practicable after such approval is obtained.

The Target Fund and the Acquiring Fund will have the same investment objective, principal investment strategies and portfolio manager.

No shareholder action is necessary at this time. More detailed information will be provided in a forthcoming combined proxy statement/prospectus to shareholders. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

On the date of the Reorganization, shareholders who own shares of the Target Fund will receive shares of the corresponding Acquiring Fund. Prior to the Reorganization, the Target Fund will continue to operate as described in its most recent Prospectus and Statement of Additional Information and will continue to accept investments from new and existing shareholders. If you have any questions about the Target Fund, the Acquiring Fund, or the Reorganization, please call 1-877-772-5838.

This Supplement and the existing Statement of Additional Information dated April 30, 2025, provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-877-772-5838.